SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549



                               FORM 8-K
                            CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



                            April 17, 2003

                           Date of Report
                          (Date of earliest
                           event reported)



                      CONSOLIDATED-TOMOKA LAND CO.
        (exact name of registrant as specified in its charter)



                                FLORIDA
             (State or other jurisdiction of incorporation)



                    0-5556                   59-0483700
           (Commission File Number)       (IRS Employer
                                           Identification Number)

          149 South Ridgewood Avenue
             Daytona Beach, FL                   32114
   (Address of principal executive offices)   (Zip Code)




                             (386)255-7558
          (Registrant's telephone number, including area code)






















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FORM 8-K, April 17, 2003
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

The following exhibit is furnished herewith pursuant to Items 9 and 12 of this Report and shall not be deemed to be "filed" for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        ( c ) Exhibits.

              99 Press Release issued April 17, 2003.


Item 9. Regulation FD Disclosure and Item 12. Results of
        Operations and Financial Conditions.

         On April 17, 2003, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company's earnings for the first quarter of fiscal year 2003. A copy of the press release is furnished as part of this report pursuant to Items 9 and 12 of this Form 8-K.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSOLIDATED-TOMOKA LAND CO.


Date:  April 17, 2003       By:/S/ William H. McMunn
                            ------------------------
                            William H. McMunn, President
                            and Chief Executive Officer



Date:  April 17, 2003       By:/S/ Bruce W. Teeters
                            -----------------------
                            Bruce W. Teeters, Senior
                            Vice President - Finance
                            and Treasurer
                            Chief Financial Officer













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